Exhibit 10.1

AMENDMENT NO. 1 TO

CONSULTING AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of January 29, 2026, to that certain Consulting Agreement, by and between Shuttle Pharmceuticals Holdings, Inc. (the “Company”) and Number 2 Capital Corp. (the “Consultant”), dated as of March 11, 2025 (the “Consulting Agreement”), is made and entered into by and between the Company and the Consultant. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Consulting Agreement.

WHEREAS, the Company and the Consultant desire to amend the Consulting Agreement to extend its term.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, intending to be legally bound hereby, the parties agree as follows:

Section 1. Amendment to Consulting Agreement. Effective as of September 11, 2025, Section 1.1 of the Consulting Agreement is hereby amended and restated in its entirety as follows:

1.1 “The term of this Consulting Agreement (the “Agreement”) commences from the Effective Date and will run until August 1, 2026, unless earlier terminated in accordance with its terms.”

Section 2. Headings. The headings used herein are for convenience of reference only and shall not affect the construction of, nor shall they be taken into consideration in interpreting, this Amendment.

Section 3. Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

Section 4. Governing Law. This Amendment shall be governed, construed, interpreted and enforced in accordance with the substantive laws of the State of Delaware, without reference to the principles of conflicts of law of Delaware or any other jurisdiction, and where applicable, the laws of the United States.

Section 5. No Other Amendments. Except as expressly set forth herein, the Consulting Agreement remains in full force and effect in accordance with its terms and nothing contained herein shall be deemed to be a waiver, amendment, modification or other change of any term, condition or provision of the Consulting Agreement.

Section 6. References to the Consulting Agreement. From and after the date hereof, all references in the Consulting Agreement and any other documents to the Consulting Agreement shall be deemed to be references to the Consulting Agreement after giving effect to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

By:	/s/ Yuying Liang
Name:	Yuying Liang
Title:	Chief Financial Officer

NUMBER 2 CAPITAL CORP.

By:	/s/ Christopher Cooper
Name:	Christopher Cooper
Title:	Owner